UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             ----------------------

                                   FORM 8-K/A

                                AMENDMENT NO. 1


                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): June 25, 2004


                            FIRST SOUTH BANCORP, INC.
   ---------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


         VIRGINIA                      0-22219           56-1999749
-------------------------------     ------------     --------------------
(State or Other Jurisdiction of      (Commission      (I.R.S. Employer
Incorporation or Organization)      File Number)     Identification No.)


            1311 CAROLINA AVENUE, WASHINGTON, NORTH CAROLINA   27889
            --------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

         REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:  (252) 946-4178
                                                              --------------


                                 NOT APPLICABLE
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.
--------------------------------------------------------

     On June 25, 2004, First South Bancorp, Inc. (the "Registrant") dismissed PricewaterhouseCoopers LLP ("PWC") as independent auditors for the Registrant. On June 25, 2004, the Registrant engaged Dixon Hughes PLLC ("Dixon Hughes") as its successor independent audit firm. The Registrant's dismissal of PWC and engagement of Dixon Hughes was approved by the Registrant's Audit Committee on June 25, 2004.

     PWC served as the Registrant's independent auditors to audit the Registrant's two most recent fiscal year ends. PWC's reports on the Registrant's financial statements for each of those years (fiscal years ended December 31, 2002 and 2003) did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

     During the Registrant's two most recent fiscal year ends (fiscal years ended December 31, 2002 and 2003) and the subsequent interim period from January 1, 2004 through June 25, 2004, there were no disagreements with PWC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PWC, would have caused PWC to make reference to the subject matter of the disagreements in their report on the financial statements for such years.

     During the Registrant's two most recent fiscal year ends (fiscal years ended December 31, 2002 and 2003) and the subsequent interim period from January 1, 2004 through June 25, 2004, there were no "reportable events" as defined in
Item 304(a)(1)(v) of Regulation S-K.

     During the Registrant's two most recent fiscal year ends (fiscal years ended December 31, 2002 and 2003) and the subsequent interim period from January 1, 2004 through June 25, 2004, neither the Registrant, nor any party at its behalf, consulted with Dixon Hughes regarding: (i) the application of accounting principles to a specified transaction, either completed or proposed, (ii) the type of audit opinion that might be rendered on the Registrant's financial statements; (iii) any matter that was the subject of a disagreement with PWC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure or (iv) a "reportable event" as defined in Item 304(a)(1)(v) of Regulation S-K.

     The Registrant has provided PWC with a copy of the above disclosures in response to Item 304(a) of Regulation S-K in conjunction with the filing of this Form 8-K/A. The Registrant requested that PWC deliver to the Registrant a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by the Registrant in response to Item 304(a) of Regulation S-K, and if not, stating the respects in which it does not agree.

     PWC's letter is filed herewith as Exhibit 16.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
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     Exhibit 16 - Letter of PricewaterhouseCoopers LLP

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   First South Bancorp, Inc.


Date:  July 20, 2004               By: /s/ William L. Wall
                                       --------------------------------
                                       William L. Wall
                                       Executive Vice President, Chief Financial
                                       Officer and Secretary